UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22485

Avenue Income Credit Strategies Fund
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Copy to:

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022 (212) 878-3500		Stuart Strauss Dechert LLP 1095 Avenue of the Americas New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2016

Date of reporting period:	April 30, 2016

Item 1.  Shareholder Report

Avenue Income Credit Strategies Fund

Manager Commentary

April 30, 2016 (unaudited)

Dear Shareholder,

We are pleased to present the 2016 Semi Annual Report for Avenue Income Credit Strategies Fund (the “Fund”). The following Manager Commentary covers the six month period ended April 30, 2016.

Fund Objective and Principal Investment Strategy

The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. Depending on market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including repurchase and reverse repurchase agreements and derivative instruments) of issuers that operate in a variety of industries and geographic regions.

Performance1

For the six month period ended April 30, 2016, the Fund had a total return of -3.48% based on net asset value, and -5.30% based on market value. The average annual total return from January 27, 2011 (inception) through April 30, 2016, was 2.93% based on net asset value, and -0.82% based on market value. 2,3 The closing price of the Fund’s shares as of April 30, 2016 on the New York Stock Exchange was $11.62 representing a -13.86% discount to the Fund’s net asset value per share of $13.49.

Returns

The Fund invests across a range of assets. The below indices cover asset classes that Avenue Capital Management II, L.P. (the “Adviser”) believes are the same as, or similar to, the asset classes to which the Fund’s assets are exposed (in whole or in part).

Fund/Index	Return Over the Period 11/1/2015 - 4/30/2016
Avenue Income Credit Strategies Fund (ACP) based on net asset value	-3.48%
Avenue Income Credit Strategies Fund (ACP) based on market value	-5.30%
Barclays U.S. Corporate High Yield Index[4]	2.37%
CS Leveraged Loan Index[4]	1.36%

Performance data shown represents past performance and does not guarantee future results. Current and future performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. All returns assume reinvestment of all dividends. The Fund is subject to various fees and expenses which include advisory fees, operating expenses, investment related expenses (including but not limited to interest on borrowings) and extraordinary expenses, and the performance shown above reflects the deduction of such fees and expenses. The performance above reflects fee waivers and/or expense reimbursements made by the Fund’s Investment Adviser. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. Performance information is not annualized, unless otherwise noted. The Fund commenced operations on January 27, 2011. Current performance for the most recent month end can be obtained by calling (877) 525-7330. An independent accountant has not audited, reviewed or compiled the performance results.

Factors Affecting Performance

The Fund underperformed the Barclays U.S. Corporate High Yield Index and CS Leveraged Loan Index over the period. The Adviser continues to utilize fundamental analysis to drive our investment approach and individual security selection.

Avenue Income Credit Strategies Fund

Manager Commentary (continued)

April 30, 2016 (unaudited)

We believe that our approach of analyzing each investment on the merits of issuer, industry and rating has benefitted performance and should, in our opinion, continue to allow us to select credits that are likely to be drivers of alpha.

The top issuer contributors were:

➢  Whiting Petroleum Corporation, Transocean Inc., Noble Corp, Oasis Petroleum Inc. and Inventiv Health Inc.5

The top issuer detractors were:

➢  Navios Maritime Holdings, Ameren Energy Generating Company, Bennu Holdings LLC, Wise Metals Group LLC/Wise Alloys Finance Corp and La Paloma6

During the period, the Fund’s use of leverage decreased from 31.6% to 30.7% as a percentage of Managed Assets and the leverage amount decreased from $90,000,000 to $78,000,000.

Market Outlook

While the Adviser focuses the majority of its research on fundamental company and industry analysis, it is also cognizant of the macro risks that could positively or negatively impact the asset classes we invest in and risk assets in general. The following is a summary of the key macro risks we are currently monitoring:

➢  Slower than expected GDP and wage growth. The first quarter 2016 GDP for the United States was 0.5% quarter on quarter, expanding at the slowest pace in two years as consumers reined in spending and companies reduced costs.7 U.S. Household purchases, accounting for almost 70% of the economy, rose at a 1.9% annual pace in the first quarter, compared with 2.4% in the fourth quarter 2015.8

➢  In addition to the U.S. economic growth outlook, we continue to monitor global risk factors, including in Europe, uncertainty regarding Greece’s debt relief, China’s growth slowdown, and evolving quantitative easing responses by the major central banks. On March 10th, the European Central Bank announced it would increase its monthly purchase program to €80 billion (from €60 billion), expanded the program to include investment-grade corporate bonds and reduced the deposit rate to -0.4% in order to fight deflationary pressures.9

➢  Avenue believes the high yield and distressed market conditions are normalizing and include large idiosyncratic event driven opportunities, which are reflected in many of the Fund’s largest positions. Goldman Sachs forecasts strong high yield returns through 2018. For example:

GS Annualized Return Forecasts as of April 15, 2016[10]
4/15/16 - 12/31/16	11.2%
4/15/16 - 6/30/17	11.2%
4/15/16 - 12/31/18	9.7%

Avenue shares many of the views expressed in Goldman Sachs’s April 22, 2016 Credit Trader report on the following points: the search for yield in High Yield will likely intensify, High Yield bonds vs. leveraged loans are still overweight, and historical high yield spreads are more attractive than Investment Grade and Emerging Market funds. Avenue also shares J.P. Morgan’s view that there are more than $200 billion par amount of bonds in non-commodities sectors trading below a price of 90 as of March 31, 2016.11 The Altman-Kuehne Index states that distressed bond returns are down approximately 50% from January 1, 2014 through March 31, 2016.12 Avenue believes this selloff in distressed securities has contributed to a large number of bonds trading below 90.

Avenue Income Credit Strategies Fund

Manager Commentary (continued)

April 30, 2016 (unaudited)

➢  In the first quarter, there were $140 billion of Fallen Angels, which almost matched the amount for all of 2015.13 This created large amounts of forced selling before the month in which such Fallen Angels moved from Investment Grade to High Yield indices. Many of these new names quickly rebounded despite the weak outlook for many metal market prices. Avenue believes that this could provide an expanded opportunity set as many Investment Grade bond funds become forced sellers upon a downgrade to High Yield. In the Energy sector, distressed opportunities represent over $375 billion as of April 2016, up approximately 3.2x from $118 billion at June 2014.14 Secured debt in these sectors is backed by significant collateral, including power plants, drillships and E&P reserves and Avenue believes Investment returns may be realized through capital appreciation, interest, restructuring and/or asset sales.

While there is likely to be continued volatility in the near term for credit and risk assets15, we believe that the current yield to worst for the High Yield market is attractive for the medium-to-long term.

The Adviser’s investment team will continue working diligently to identify attractive investment opportunities across the performing, stressed and distressed universe on a global basis. We appreciate your continued interest and support.

Avenue Capital Management II, L.P.

June, 2016

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.

The views and opinions in the preceding discussion are subject to change. There is no guarantee that any market forecast set forth in the discussion will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

[1]

Performance data shown represents past performance and does not guarantee future results. Current and future performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. All returns assume reinvestment of all dividends. The Fund is subject to various fees and expenses which include advisory fees, operating expenses, investment related expenses (including but not limited to interest on borrowings) and extraordinary expenses, and the performance shown above reflects the deduction of such fees and expenses. The performance above reflects fee waivers and/or expense reimbursements made by the Fund’s Adviser. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. Performance information is not annualized, unless otherwise noted. Current performance for the most recent month end can be obtained by calling (302) 375-6045. An independent accountant has not audited, reviewed or compiled the performance results.

[2]

Includes dilution of approximately $0.97 to NAV per share resulting from the Fund’s transferable rights offering, which expired on May 17, 2013. In connection with such offering, the Fund issued 3,268,518 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

[3]

Includes dilution of approximately $0.94 to NAV per share resulting from the Fund’s transferable rights offering, which expired on March 23, 2012. In connection with such offering, the Fund issued 2,450,466 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

[4]

Index information was compiled from sources that Avenue Capital Management II, L.P. believes to be reliable. No representation or guarantee is made hereby with respect to the accuracy or completeness of such data. The Barclays U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (excluding defaulted issues) and at least one year to

Avenue Income Credit Strategies Fund

Manager Commentary (concluded)

April 30, 2016 (unaudited)

maturity. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. Investors cannot invest directly in an index, and index performance does not reflect the deduction of any fees or expenses. There are material differences between such indices and the Fund, including without limitation that such indices are unmanaged, broadly-based indices, do not reflect payment of management or brokerage fees and differ in numerous other respects from the portfolio composition of the Fund; as a result, the Fund’s investment portfolio is materially different from any given index. Indices include reinvestment of dividends and other income.

[5]

The top contributors are evaluated on a total profit and loss basis, which includes realized and unrealized market value gains and losses, impact from foreign exchange transactions, and accrued interest. The list of top contributors does not represent all investments held, purchased or sold during the reporting period and is based on the Adviser’s books and records. As of the reporting date of April 30, 2016, the positions listed represented the following percentages of the Fund on a market value basis: Whiting Petroleum Corporation 3.6%, Transocean Inc. 2.7%, Noble Corp 2.2%, Oasis Petroleum Inc. 2.0% and Inventiv Health Inc. 5.5%.

[6]

The top detractors are evaluated on a total profit and loss basis, which includes realized and unrealized market value gains and losses, impact from foreign exchange transactions, and accrued interest. The list of top detractors does not represent all investments held, purchased or sold during the reporting period and is based on the Adviser’s books and records. As of the reporting date of April 30, 2016, the positions listed represented the following percentages of the Fund on a market value basis: Navios Maritime Holdings 1.5%, Ameren Energy Generating Company 0.0%, Bennu Holdings LLC 0.2%, Wise Metals Group LLC / Wise Alloys Finance Corp 0.0% and La Paloma 1.0%.

[7]	Bloomberg, May 25, 2016.
[8]	Bloomberg, May 25, 2016.
[9]	European Central Bank, “Monetary policy decisions,” March 10, 2016.
[10]	Goldman Sachs, High Yield Spread and Return Forecast, April 15, 2016
[11]	JPMorgan, High Yield Market Monitor, April 1, 2016
[12]	Professor Edward I. Altman, & Brenda J. Kuehne, New York University Salomon Center, March 2016 Defaulted Debt Indexes Newsletter
[13]	JPMorgan, High Yield Monitor, April 1, 2016
[14]	Avenue analysis as of April 12, 2016.
[15]	Risk assets generally refer to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate and currencies.

Avenue Income Credit Strategies Fund

Financial Data(a)

April 30, 2016 (unaudited)

Security Type(b)	Ratings(c)	Geographic Allocation(d)

Top Five Industries(f)	Top 10 Largest Holdings(g)

	1	Inventiv Health Inc.	3.8%
	2	Chassix	3.5%
	3	Ardagh	3.4%
	4	IMG Worldwide Inc.	3.0%
	5	Endemol NV	3.0%
	6	Convatec Finance International SA	3.0%
	7	iHeart Communications, Inc.	2.7%
	8	Altice Financing S.A.	2.6%
	9	Cequel Communications/Cequel Capital Corp.	2.5%
	10	Whiting Petroleum Corp.	2.5%
		Total Top 10	30.0%

(a)	Holdings are subject to change without notice. Calculated as a percent of managed assets as of the date of this document. Where applicable, percentages may not add to 100% due to rounding.
(b)	Security Type, as defined by Avenue Capital Management II, L.P. (the “Investment Adviser”), is sourced from Bloomberg as well as developed via internal classifications.
(c)

Ratings information represent Standard & Poor’s ratings on instruments in the portfolio. Ratings are provided for informational purposes only and may change over time. Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality), and D to indicate securities in default. BB and below are considered below investment grade securities. Greater risk, such as increased volatility, limited liquidity, prepayment, non-payment and increased default risk, is inherent in portfolios that invest in high yield (“junk”) bonds. The Fund may invest all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or “junk” securities.

(d)

The geographic allocation is based on where the Investment Adviser believes the country of risk to be. Country of risk is the country where the majority of the company’s operations are based, where it is headquartered or where the primary source of revenue risk is determined by the Investment Adviser. Investment in non-U.S. securities is subject to the risk of currency fluctuations and to economic and political risks associated with such foreign countries.

(e)	Cash and Cash Equivalents includes cash as well as other non-investment asset and liabilities (net), excluding borrowings under credit facilities.
(f)	Industries are represented using GICS classifications. To the extent that Avenue believes a GICS classification for a particular investment is incorrect, Avenue has overridden the GICS code.
(g)	The holdings of the Fund are calculated based on Issuer as opposed to Issue. The number of Issues the Fund owns will be significantly higher than the number of Issuers set forth herein.
(h)	Loans may include senior secured, senior unsecured and subordinated loan obligations.

Avenue Income Credit Strategies Fund

Schedule of Investments

April 30, 2016 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)		Value

CORPORATE BONDS & NOTES — 108.9%
Aerospace & Defense — 0.9%
Accudyne Industries Borrower / Accudyne Industries LLC (a)	7.75%	12/15/2020			$1,914	$1,574,265
Chemicals — 3.1%
Hexion, Inc.:
	6.63%	4/15/2020			3,177	2,660,738
	10.00%	4/15/2020			1,000	925,000
Platform Specialty Products Corp. (a)	10.38%	5/1/2021			1,000	1,000,000
Tronox Finance LLC	6.38%	8/15/2020			1,125	956,953
						5,542,691
Commercial Services & Supplies — 1.7%
Light Tower Rentals, Inc. (a)	8.13%	8/1/2019			5,017	2,934,945
Communications Equipment — 1.6%
Avaya, Inc.:
	9.00%	4/1/2019	(a)		3,700	2,349,500
	10.50%	3/1/2021	(a)		2,199	472,785
						2,822,285
Containers & Packaging — 8.1%
Ardagh Finance Holdings SA:
	4.13%	5/15/2023	(a)	EUR	400	458,020
	4.63%	5/15/2023	(a)		$800	800,000
	6.75%	5/15/2024	(a)	EUR	400	458,020
	7.25%	5/15/2024	(a)		$400	400,000
	8.38%	6/15/2019	(b)	EUR	679	779,628
Ardagh Finance Holdings SA PIK (a)	8.63%	6/15/2019			$5,589	5,574,065
BWAY Holding Co. (a)	9.13%	8/15/2021			6,001	5,745,957
						14,215,690
Diversified Telecommunication Services — 5.5%
CSC Holdings LLC	5.25%	6/1/2024			1,300	1,183,000
Frontier Communications Corp.:
	8.88%	9/15/2020	(a)		181	191,634
	10.50%	9/15/2022	(a)		181	186,225
	11.00%	9/15/2025	(a)		4,183	4,224,830
Intelsat Jackson Holdings SA	7.50%	4/1/2021			5,535	3,943,688
						9,729,377
Energy Equipment & Services — 8.1%
CHC Helicopter SA (c)(d)	9.38%	6/1/2021			2,007	130,426
Globe Luxembourg SCA (a)	9.63%	5/1/2018			1,015	791,700
Noble Holding International Ltd.	6.95%	4/1/2025			4,856	3,994,060
Pacific Drilling V Ltd. (a)	7.25%	12/1/2017			1,610	596,706
Tervita Corp. (a)	8.00%	11/15/2018			4,225	3,644,062
Transocean, Inc.	7.13%	12/15/2021			6,203	5,055,445
						14,212,399
Food & Staples Retailing — 1.1%
NBTY, Inc. (a)	7.63%	5/15/2021			1,875	1,917,187
Health Care Equipment & Supplies — 4.3%
ConvaTec Finance International SA PIK (a)	8.25%	1/15/2019			7,500	7,518,750
Health Care Providers & Services — 3.6%
HCA, Inc.:
	7.05%	12/1/2027			745	759,900
	7.50%	11/6/2033			120	129,000
	7.58%	9/15/2025			555	596,625
	7.69%	6/15/2025			900	963,000
Tenet Healthcare Corp.	6.75%	6/15/2023			4,000	3,950,000
						6,398,525

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)		Value

Hotels, Restaurants & Leisure — 4.5%
Caesars Entertainment Operating Co, Inc.:
	9.00%	2/15/2020	(c)(d)		$1,245	$1,123,613
	11.25%	6/1/2017	(c)(d)		2,820	2,523,900
The Unique Pub Finance Co. PLC	6.46%	3/30/2032		GBP	2,530	3,119,862
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (a)	5.50%	3/1/2025			$1,176	1,125,285
						7,892,660
Household Durables — 6.9%
Beazer Homes USA, Inc.:
	7.25%	2/1/2023			2,225	1,869,000
	7.50%	9/15/2021			4,639	4,035,930
K Hovnanian Enterprises, Inc.:
	7.00%	1/15/2019	(a)		1,353	947,100
	8.00%	11/1/2019	(a)		213	149,100
	9.13%	11/15/2020	(a)		7,000	5,180,000
						12,181,130
Independent Power and Renewable Electricity Producers — 3.1%
Dynegy, Inc.	7.63%	11/1/2024			5,658	5,530,695
IT Services — 2.3%
First Data Corp. (a)	7.00%	12/1/2023			4,000	4,110,000
Life Sciences Tools & Services — 5.5%
inVentiv Health, Inc.:
	9.00%	1/15/2018	(a)		5,075	5,227,250
	10.00%	8/15/2018	(a)		4,405	4,503,865
						9,731,115
Marine — 2.2%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc. (a)	8.13%	11/15/2021			1,544	1,269,940
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.:
	7.38%	1/15/2022	(a)		3,711	1,493,677
	8.13%	2/15/2019			3,179	1,080,860
						3,844,477
Media — 15.2%
Altice Finco SA:
	7.50%	5/15/2026	(a)		5,000	5,006,250
	7.63%	2/15/2025	(a)		1,800	1,678,518
Altice Luxembourg SA:
	6.25%	2/15/2025	(a)	EUR	100	106,490
	7.63%	2/15/2025	(a)		$1,540	1,488,025
	7.75%	5/15/2022	(a)		2,030	2,024,925
Altice US Finance II Corp.:
	5.50%	5/15/2026	(a)		1,150	1,161,500
	7.75%	7/15/2025	(a)		5,101	5,177,515
Clear Channel Communications, Inc.:
	10.63%	3/15/2023			410	291,100
	11.25%	3/1/2021			8,610	6,134,625
Clear Channel Communications, Inc. PIK	14.00%	2/1/2021			1,928	525,445
Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020			3,500	3,244,080
						26,838,473
Metals & Mining — 3.3%
Constellium NV (a)	7.88%	4/1/2021			5,625	5,793,750
Multiline Retail — 4.2%
JC Penney Corp, Inc.	5.65%	6/1/2020			4,595	4,342,275
The Neiman Marcus Group, Inc. PIK (a)	8.75%	10/15/2021			3,645	3,025,350
						7,367,625

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)	Value

Oil, Gas & Consumable Fuels — 11.2%
Chesapeake Energy Corp. (a)	8.00%	12/15/2022		$1,685	$1,145,800
Clayton Williams Energy, Inc.	7.75%	4/1/2019		1,082	757,400
Continental Resources Inc.	7.13%	4/1/2021		3,000	3,045,000
Halcon Resources Corp. (a)	8.63%	2/1/2020		2,411	2,001,130
Laredo Petroleum, Inc.	5.63%	1/15/2022		400	368,000
Memorial Production Partners LP / Memorial Production Finance Corp.	6.88%	8/1/2022		78	32,078
Oasis Petroleum, Inc.	6.88%	3/15/2022		3,912	3,491,460
Range Resources Corp.	5.00%	3/15/2023		2,000	1,845,000
US Shale Solutions, Inc.:
	10.00%	9/15/2018	(a)(e)	215	203,849
	12.00%	9/15/2020	(a)(e)	512	332,498
Whiting Petroleum Corp.	5.00%	3/15/2019		7,378	6,529,530
					19,751,745
Pharmaceuticals — 6.1%
JLL/Delta Dutch Pledgeco BV (a)	8.75%	5/1/2020		5,676	5,619,240
Valeant Pharmaceuticals International, Inc.:
	5.63%	12/1/2021	(a)	2,000	1,695,000
	5.88%	5/15/2023	(a)	4,146	3,472,275
					10,786,515
Specialty Retail — 1.8%
Argos Merger Sub, Inc. (a)	7.13%	3/15/2023		1,813	1,853,792
The Men’s Wearhouse, Inc.	7.00%	7/1/2022		1,592	1,393,000
					3,246,792
Technology Hardware, Storage & Peripherals — 1.3%
Western Digital Corp.:
	7.38%	4/1/2023	(a)	400	403,750
	10.50%	4/1/2024	(a)	2,000	1,945,000
					2,348,750
Thrifts & Mortgage Finance — 0.8%
Radian Group, Inc.	7.00%	3/15/2021		1,290	1,375,463
Wireless Telecommunication Services — 2.5%
T-Mobile USA, Inc.:
	6.38%	3/1/2025		450	472,500
	6.50%	1/15/2026		3,630	3,847,800
					4,320,300

TOTAL CORPORATE BONDS & NOTES (Cost $208,929,427)					191,985,604

SENIOR LOANS — 24.3% (f)(g)
Aerospace & Defense — 0.8%
AM General LLC Term Loan	10.25%	3/22/2018		1,928	1,505,547
Auto Components — 1.7%
Chassix Holdings Inc. Exit Term Loan	12.00%	7/29/2019		2,986	2,941,173
Chemicals — 2.4%
Solenis International, LP USD 2nd Lien Term Loan	7.75%	7/31/2022		4,633	4,180,831
Containers & Packaging — 2.8%
Mauser Holdings Term Loan	8.75%	7/31/2022		5,481	4,960,305
Diversified Consumer Services — 0.9%
Cengage Learning Acquisitions, Inc. Term Loan	7.00%	3/31/2020		1,648	1,638,390
Electric Utilities — 0.9%
La Paloma Generating Co. LLC 2nd Lien Term Loan (e)	9.25%	2/20/2020		4,000	1,680,000

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)	Value

Media — 8.7%
Endemol (AP NMT Acquisition) 2nd Lien Term Loan	10.00%	8/13/2022		$6,899	$4,990,254
Endemol (AP NMT Acquisition) USD 1st Lien Term Loan	6.75%	8/13/2021		3,064	2,613,409
IMG Worldwide, Inc. 2nd Lien Term Loan	8.25%	5/6/2022		7,900	7,692,625
					15,296,288
Oil, Gas & Consumable Fuels — 0.3%
Bennu Oil & Gas LLC Replacement Loans PIK (d)(e)	9.75%	11/1/2018		5,455	318,209
Connacher Oil & Gas Ltd. Term Loan B PIK (c)(d)(e)	9.00%	5/23/2018		181	90,461
Southern Pacific Resource Corp. 1st Lien Term Loan (c)(d)(e)	14.25%	3/31/2019		1,519	39,223
					447,893
Technology Hardware, Storage & Peripherals — 2.6%
Eastman Kodak Co. 2nd Lien Term Loan	10.75%	9/3/2020		5,130	4,565,878
Trading Companies & Distributors — 3.2%
Neff Rental LLC 2nd Lien Term Loan	7.25%	6/9/2021		6,040	5,617,334

TOTAL SENIOR LOANS (Cost $56,493,783)					42,833,639

CONVERTIBLE BONDS — 5.6%
Banks — 3.3%
Societe Generale SA (a)(g)	7.88%		(h)	2,785	2,644,358
UniCredit SpA (b)(g)	8.00%		(h)	3,755	3,140,119
					5,784,477
Oil, Gas & Consumable Fuels — 0.0% (i)
Connacher Oil and Gas Ltd. (a)(d)(e)	12.00%	8/31/2018		201	50,200
Thrifts & Mortgage Finance — 2.3%
MGIC Investment Corp. (a)	9.00%	4/1/2063		3,625	4,089,453

TOTAL CONVERTIBLE BONDS (Cost $10,874,185)					9,924,130

MUNICIPAL BONDS — 0.5%
Puerto Rico — 0.5%
Commonwealth of Puerto Rico	8.00%	7/1/2035		1,300	845,000

TOTAL MUNICIPAL BONDS (Cost $1,222,849)					845,000

				Shares
EQUITY — 3.3%
Auto Components — 3.3%
Chassix Holdings, Inc.				224,629	5,802,841
Oil, Gas & Consumable Fuels — 0.0% (i)
Aspire Holdings, LLC (e)				1,964,773	2
Connacher Oil and Gas Ltd.				133,652	20,771
US Shale Solution, Inc. (e)				2,984	30
					20,803

TOTAL EQUITY (Cost $9,057,179)					5,823,644

WARRANTS — 0.1%
Auto Components — 0.1%
Chassix Holdings, Inc. Call Expires 7/29/2020 (e)				19,932	178,391

TOTAL WARRANTS (Cost $153,676)					178,391

TOTAL LONG-TERM INVESTMENTS — 142.7% (Cost $286,731,099)					251,590,408

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Security Description	Principal Amount (000)	Value

SHORT-TERM INVESTMENTS — 4.1%
REPURCHASE AGREEMENT — 4.1%
State Street Repurchase Agreement, dated 4/29/2016, due 5/2/2016 at 0.01%, collateralized by U.S Treasury Note, 2.25% due 7/31/2021 valued at $7,346,072 (repurchase proceeds $7,199,239)	$7,199	$ 7,199,233

TOTAL SHORT-TERM INVESTMENTS — 4.1% (Cost $7,199,233)		7,199,233

TOTAL INVESTMENTS — 146.8% (Cost $293,930,332)		258,789,641

	Shares

EQUITY SOLD SHORT — (0.9)%
Energy Equipment & Services — (0.3)%
Noble Corp. PLC	(14,258)	(160,118)
Transocean Ltd.	(23,300)	(258,164)
		(418,282)
Oil, Gas & Consumable Fuels — (0.6)%
Chesapeake Energy Corp.	(36,400)	(250,068)
Laredo Petroleum, Inc.	(43,057)	(524,434)
Whiting Petroleum Corp.	(21,000)	(252,000)
		(1,026,502)

TOTAL EQUITY SOLD SHORT — (0.9)% (Proceeds $1,140,538)		(1,444,784)

TOTAL SECURITIES SOLD SHORT — (0.9)% (Proceeds $1,140,538)		(1,444,784)

OTHER ASSETS & LIABILITIES — (45.9)%		(80,997,990)

NET ASSETS — 100.0%		$176,346,867

Percentages are calculated as a percentage of net assets as of April 30, 2016.

(a)

Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(c)	Defaulted security. Issuer in bankruptcy.
(d)	Non-income producing.
(e)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(f)

Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(g)	Variable Rate Security. Rate shown is rate in effect at April 30, 2016.
(h)	Perpetual Maturity.
(i)	Amount shown represents less than 0.05% of net assets.
PIK — Payment in Kind
PLC — Public Limited Company
SCA — Societe en Commandite par Actions

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (concluded)

April 30, 2016 (unaudited)

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States (Includes Short-Term Investments)	105.2%	$185,486,380
Luxembourg	13.2	23,340,911
Netherlands	10.8	19,016,653
Ireland	4.8	8,469,733
Germany	2.8	4,960,305
United Kingdom	2.2	3,911,562
Canada	2.2	3,844,717
Greece	2.2	3,844,477
Italy	1.8	3,140,119
France	1.5	2,644,358
Norway	0.1	130,426

Total Investments	146.8%	$258,789,641

United States (securities sold short)	(0.9)%	$ (1,444,784)

Total Securities Sold Short	(0.9)%	$ (1,444,784)

The geographic allocation is based on where Avenue Capital Management II L.P., the “Investment Adviser”, believes the country of risk to be. Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered or where the primary source of revenue risk is determined by the Investment Adviser.

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
05/10/2016	EUR	2,231,817	$ 2,556,057	$2,530,762	$ 25,295	State Street Bank and Trust Co.
05/10/2016	GBP	8,649,423	12,638,335	12,151,036	487,299	State Street Bank and Trust Co.
					512,594

Forward Foreign Currency Contracts to Sell:
05/10/2016	CAD	167,065	133,150	118,951	(14,199)	State Street Bank and Trust Co.
05/10/2016	EUR	3,480,833	3,986,530	3,804,819	(181,711)	State Street Bank and Trust Co.
05/10/2016	GBP	10,803,438	15,785,731	15,576,858	(208,873)	State Street Bank and Trust Co.
					(404,783)
	Total				$ 107,811

CAD — Canadian Dollar

EUR — Euro Currency

GBP — Great British Pound

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Assets and Liabilities

April 30, 2016 (unaudited)

Assets
Investments in securities of unaffiliated issuers, at value (cost $293,930,332)	$258,789,641
Interest receivable — unaffiliated issuers	4,780,589
Cash collateral held at broker	2,029,295
Receivable for investments sold	1,676,381
Net unrealized appreciation on open forward foreign currency contracts	107,811
Prepaid expenses	63,203
Total Assets	267,446,920
Liabilities
Payable for line of credit	78,000,000
Payable for investments purchased	11,130,993
Securities sold short, at value (proceeds of $1,140,538)	1,444,784
Accrued investment advisory fee	233,101
Accrued Trustee’s fees and expenses	22,254
Dividends payable for short sales	285
Accrued expenses	268,636
Total Liabilities	91,100,053
Net Assets	$176,346,867
Net Assets Consist of:
Common shares, $0.001 par value, unlimited number of shares authorized, 13,074,072 shares issued and outstanding	$13,074
Paid in capital	227,747,776
Undistributed net investment income	322,243
Accumulated net realized loss on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(16,377,529)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	(35,358,697)
Net Assets	$176,346,867
Net Asset Value Per Common Share
$176,346,867 divided by 13,074,072 common shares outstanding	$13.49

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Operations

For the six months ended April 30, 2016 (unaudited)

Investment Income
Interest income	$12,129,366
Dividend income	65,154
Total Investment Income	12,194,520
Expenses
Investment Advisory fee	1,536,177
Interest expense and commitment fee on credit facility	538,562
Professional fees	178,231
Fund Accounting and Custody fees	79,870
Administration fees	75,112
Trustee’s fees and expenses	44,754
Shareholder reporting expenses	32,181
Insurance expense	30,147
Interest expense related to securities sold short	16,387
Transfer agent fees	5,213
Dividend expense on securities sold short	3,385
Loan servicing fees	19
Other expenses	48,840
Total expenses	2,588,878
Expenses reimbursed by Investment Adviser (Note 4)	(64,169)
Net Expenses	2,524,709
Net Investment Income	9,669,811
Realized And Unrealized Gain (Loss) on Investments, Securities Sold Short, Forward Foreign Currency Contracts, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) on:
Investments in securities	(14,198,420)
Investments in securities sold short	(241,632)
Forward foreign currency contracts	1,221,026
Foreign currency transactions	(138,120)
Swap contracts	(70,207)
(13,427,353)
Net change in unrealized appreciation (depreciation) on:
Investments in securities	(5,151,505)
Investments in securities sold short	(259,258)
Forward foreign currency contracts	(15,050)
Foreign currency transactions	6,536
(5,419,277)
Net realized and unrealized loss on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts:	(18,846,630)
Net decrease in net assets resulting from operations	$(9,176,819)

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Changes in Net Assets

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,669,811	$19,324,783
Net realized gain (loss) on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(13,427,353)	(2,468,860)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, forward foreign currency contracts and foreign currency transactions	(5,419,277)	(33,620,420)
Net increase (decrease) in net assets resulting from operations	(9,176,819)	(16,764,497)
Distributions to Shareholders from:
Net investment income	(9,413,332)	(20,735,478)
Net realized gains	—	(3,375,725)
Total distributions to shareholders	(9,413,332)	(24,111,203)
Net decrease in net assets during the period	(18,590,151)	(40,875,700)
Net assets at beginning of period	194,937,018	235,812,718
Net assets, end of period (including undistributed net investment income of $322,243 and $65,764, respectively)	$176,346,867	$194,937,018

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Cash Flows

For the period ended April 30, 2016 (unaudited)

Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$(9,176,819)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(93,415,812)
Investments sold and principal repayments	93,373,775
PIK interest income	(1,158,168)
Decrease in short-term investments, excluding foreign government securities	12,205,426
Net amortization/accretion of premium (discount)	(599,567)
Decrease in cash held at broker	1,109,321
Decrease in interest receivable	331,662
Net unrealized (appreciation) depreciation on open forward foreign currency transactions	15,050
Increase in prepaid expenses	(44,742)
Decrease in payable to affiliate for investment adviser fee	(92,462)
Decrease in payable to affiliate for Trustees’ fees	(246)
Decrease in accrued expenses	(65,142)
Payments for investments in securities sold short	(2,652,058)
Proceeds from sales of investments in securities sold short	1,773,264
Net realized loss from securities sold short	241,632
Net change in unrealized (appreciation) depreciation from securities sold short	259,258
Net change in unrealized (appreciation) depreciation from investments	5,151,505
Net realized loss from investments	14,198,420
Net cash provided by operating activities	21,454,297
Cash Flows From Financing Activities
Decrease in interest and dividends payable	(67,215)
Distributions paid to shareholders	(9,413,332)
Repayment of secured borrowings	(12,000,000)
Net cash used in financing activities	(21,480,547)
Net decrease in cash	(26,250)
Cash at beginning of period[1]	26,250
Cash at end of period[1]	$—

[1] Balance includes foreign currency, at value. * Includes net change in unrealized appreciation (depreciation) on foreign currency of $6,536.

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$491,119

Non-cash transactions for the period ended April 30, 2016 include $599,713 of non-cash exchanges and $1,158,168 of payment in-kind interest income.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Financial Highlights

Selected data for a share outstanding throughout each period

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	For the period January 27, 2011*- October 31, 2011
Net asset value, beginning of period	$14.91	$18.04	$18.63	$18.46	$17.22	$19.10 [1]
Income (loss) from investment operations:
Net investment income[2]	0.74	1.48	1.57	1.56	1.51	1.01
Net realized and unrealized gain (loss)	(1.44)	(2.76)	(0.55)	1.02	2.13	(1.94)
Total from investment operations	(0.70)	(1.28)	1.02	2.58	3.64	(0.93)
Distributions to shareholders from:
Net investment income	(0.72)	(1.59)	(1.54)	(1.39)	(1.46)	(0.91)
Net realized gains	—	(0.26)	(0.07)	(0.05)	—	—
Total distributions	(0.72)	(1.85)	(1.61)	(1.44)	(1.46)	(0.91)
Capital Share Transactions
Dilutive effect on net asset value as a result of rights offering	—	—	—	(0.93)	(0.90)	—
Offering costs charged to paid-in-capital	—	—	—	(0.04)	(0.04)	(0.04)
Net asset value, end of period	$13.49	$14.91	$18.04	$18.63	$18.46	$17.22
Market value, end of period	$11.62	$13.09	$16.35	$17.20	$18.22	$16.40
Total return on net asset value[3]	(3.48)%[4]	(6.36)%	6.19%	9.29%[6]	16.94%[5]	(5.12)%[4]
Total return on market value[3]	(5.30)%[4]	(9.29)%	4.24%	2.23%[6]	21.19%[5]	(13.71)%[4]
Net assets, end of period (in 000’s)	$176,347	$194,937	$235,813	$243,601	$180,991	$126,587
Ratio of expenses to average net assets	3.02%[7]	2.86%	2.89%	2.70%	2.50%	2.50%[7]
Ratio of expenses to average net assets excluding interest expense, commitment fee and loan servicing fees	2.35%[7,8]	2.32%[8]	2.27%[8]	2.27%	2.12%	2.09%[7]
Ratio of net investment income to average net assets	11.58%[7]	9.07%	8.31%	8.40%	8.61%	7.28%[7]

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Financial Highlights

Selected data for a share outstanding throughout each period

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	For the period January 27, 2011*- October 31, 2011
Ratios before expense limitation/repayment:
Ratio of expenses to average net assets	3.10%[7]	2.80%	2.77%	2.64%	2.77%	3.00%[7]
Ratio of net investment income to average net assets	11.50%[7]	9.13%	8.43%	8.46%	8.34%	6.78%[7]
Portfolio turnover rate	40%[4]	56%	48%	89%	60%	56%[4]
Loans Outstanding, End of Period (000s)	$78,000	$90,000	$100,000	$95,000	$59,000	$43,000
Asset Coverage per $1,000 unit of senior indebtedness[9]	$3,261	$3,166	$3,358	$3,564	$4,068	$3,944

*	Commencement of operations.
[1]	Net asset value, (“NAV”), at beginning of period reflects the deduction of the underwriters discount of $0.90 per share from the $20.00 offering price.
[2]	Per share amounts have been calculated using average shares outstanding.
[3]

Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[4]	Not annualized.
[5]

Includes dilution (net of offering costs) of approximately $0.94 to NAV per share resulting from the Fund’s transferrable rights offering, which expired on March 23, 2012. In connection with such offering, the Fund issued 2,450,466 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

[6]

Includes dilution (net of offering costs) of approximately $0.97 to NAV per share resulting from the Fund’s transferrable rights offering, which expired on May 17, 2013. In connection with such offering, the Fund issued 3,268,518 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

[7]	Annualized.
[8]

For the period ended April 30, 2016 and the years ended October 31, 2015 and October 31 2014, the ratio of expenses to average net assets excludes dividend and interest expenses on securities sold short, interest expense, commitment fee and loan servicing fees.

[9]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Notes to Financial Statements

April 30, 2016 (unaudited)

1. Organization

Avenue Income Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

The net asset value (“NAV”) per Common Share is generally determined daily by State Street Bank and Trust Company (“State Street”) as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for business. The NAV per share of the Common Shares is determined by calculating the total value of the Fund assets (the value of the securities, plus cash and/or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses and liabilities), and dividing the result by the number of Common Shares outstanding at the Fund.

SECURITY VALUATION — Corporate Bonds and Notes (including convertible and municipal bonds) and unlisted equities are valued using an evaluated quote provided by independent pricing services. Evaluated quotes provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. stock exchange, including shares of exchange-traded funds, are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Forward foreign currency contracts are valued using quoted foreign exchange rates as of the close of the regular trading session on the NYSE (generally 4:00 pm Eastern Time) on the days the NYSE is open for business. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees of the Fund (the “Board”).

Where reliable market quotes are not readily available from a third party pricing service, investments are valued, where possible, using independent market indicators provided by independent pricing sources approved

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

by the Board. Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. For those issuers who are not paying in full, interest is recognized only if amounts are reasonably estimable and (considered to be) collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes.

FEDERAL INCOME TAXES — The Fund has elected to be treated as, and intends to continue to qualify as, a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

MUNICIPAL BONDS — The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner ‘s ability to sell its bonds at attractive prices. The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. Participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately presented.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty in presenting related amounts in the Statement of Assets and Liabilities.

Currently, the Fund executes all foreign currency contracts through State Street. Due to the Fund’s custodial contract with State Street, the Fund is able to avoid certain transaction fees and collateral requirements normally incurred with executing foreign currency contracts with third party brokers. It is the Fund’s policy that execution is done through an automated system with transparency as to other market participants and be monitored for best execution purposes.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

CREDIT DEFAULT SWAPS — An over the counter (“OTC”) credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. Certain types of credit default swaps are exchange-listed and subject to clearing. In a credit default swap transaction, a buyer pays periodic fees in

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of a defined adverse credit event with respect to the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer ‘s default.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index, among other factors, can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive and could be in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2016 for which the Fund is a seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

OTC swap payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized to realized gains or losses over the life of the swap or are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. The Fund segregates assets in the form of cash or liquid securities (i) in an amount equal to the notional amount of the credit default swaps of which it is the seller and; (ii) in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. Central clearing is designed to reduce counterparty risk compared to uncleared swaps because central clearing interposes the CCP as the counterparty to each participant’s swap, but it does not eliminate those risks completely. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Upfront payments or receipts, if any, are recorded as Premium paid or received, net for OTC swap contracts, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. Credit default swap transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower ‘s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2016, the Fund had no outstanding unfunded loan commitments.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

The Fund is considered an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Service — Investment Companies

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

STATEMENT OF CASH FLOWS — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash (including foreign currency) on hand at State Street, the Fund’s custodian.

INTEREST EXPENSE — Interest expense primarily relates to the Fund’s participation in a revolving credit facility. Interest expense is recorded as incurred.

3. Distributions

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares (“Common Shareholders”). The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P., the Investment Adviser, an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). Other entities advised by the Investment Adviser and its affiliates may have investments in the issuers held by the Fund.

At an “in person” meeting held on December 10, 2015 the Board unanimously approved the amendment and restatement of the currently effective Letter Agreement (an “Expense Limitation Agreement”) between the Fund and the Investment Adviser, dated as of December 8, 2011, to extend the term of such Expense Limitation Agreement through and including February 28, 2017. Under the Expense Limitation Agreement, the Investment Adviser has contractually agreed to reimburse the Fund so that the Fund’s “Other Expenses” (as such term is used in the Fund’s registration statement on Form N-2) are limited to 0.50% per year of the Fund’s average daily assets attributable to Common Shares of the Fund (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Fund may repay any such reimbursement from the Investment Adviser if, within three years of the reimbursement, the Fund could repay the Investment Adviser without causing the Fund’s total Other Expenses to exceed 0.50% per year of the Fund’s average daily net assets attributable to Common Shares of the Fund for the fiscal year in which such repayment would occur when such amount repaid to the Investment Adviser is included in the Fund’s total Other Expenses. Thus, until those amounts are repaid, the Fund and the

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Common Shareholders will not enjoy any benefit of any reduced expenses. For the period ended April 30, 2016, these expense reductions, including any fee waivers were $64,169.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of-pocket expenses.

The Fund has also contracted with State Street to provide custody, fund accounting and transfer agent services to the Fund. Custody, fund accounting and transfer agent fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of-pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

5. Related Party Transactions

No shareholder, to the knowledge of the Fund, other than (i) Morgan Stanley and Morgan Stanley Smith Barney LLC (together, “MS”) (ii) First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation (together, “First Trust”), and (iii) Guggenheim Capital, LLC, Guggenheim Partners, LLC, GI Holdco II, LLC, GI Holdco, LLC, Guggenheim Partners Investment Management Holdings, LLC, Guggenheim Funds Services Holdings, LLC, Guggenheim Funds Services, LLC, Guggenheim Funds Distributors, LLC (together, “Guggenheim”) beneficially owned more than five percent of the Fund’s Common Shares.

On January 14, 2016, First Trust filed an amended beneficial ownership report on Schedule 13G with the SEC stating that as of December 31, 2015 it beneficially owned 2,039,160 Common Shares. Based on the share amounts shown in this filing, the holdings held by First Trust (assuming the percentage remained constant) represented approximately 15.6%, of the Fund’s April 30, 2016 shares outstanding.

On February 11, 2016, MS filed an amended beneficial ownership report on Schedule 13G with the SEC stating that as of December 31, 2015 it beneficially owned 1,536,310 Common Shares. Based on the share amounts shown in this filing, the holdings held by MS (assuming the percentage remained constant) represented approximately 11.8%, of the Fund’s April 30, 2016 shares outstanding.

On February 16, 2016, Guggenheim filed an initial beneficial ownership report on Schedule 13G with the SEC stating that as of December 31, 2015 it beneficially owned 775,089 Common Shares. Based on the share amounts shown in this filing, the holdings held by Guggenheim (assuming the percentage remained constant) represented approximately 5.93%, of the Fund’s April 30, 2016 shares outstanding.

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, noncontrolling minority interest in Avenue Capital Group. During the period, the Fund acquired securities in transactions with unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

6. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $104,546,805 and $93,190,401, respectively, for the period ended April 30, 2016.

7. Share Transactions

The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share. There were no common share transactions during the period ended April 30, 2016 and year ended October 31, 2015.

8. Federal Tax Information

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return filings for the years ended October 31, 2015, October 31, 2014 and October 31, 2013, remain subject to examination by the Internal Revenue Service for a period of three years.

The tax character of distributions declared for the year ended October 31, 2015, were as follows:

October 31, 2015
Distributions Declared from:
Ordinary Income*	$21,885,569
Long-Term Capital Gains	2,225,634
$24,111,203

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

At October 31, 2015, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,636,267, that is long term and will not expire, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

The cost and unrealized appreciation (depreciation) of investments in securities of the Fund at April 30, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost of securities held long	$293,930,332
Gross unrealized appreciation	8,114,969
Gross unrealized (depreciation)	(43,255,660)
Net unrealized (depreciation) of investments in securities held long	$ (35,140,691)
Net unrealized (depreciation) on short sales	(304,246)
Net unrealized (depreciation) on securities	$ (35,444,937)

9. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts. The derivatives are not accounted for as hedging instruments.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

At April 30, 2016, the fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at April 30, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative[1]
Forward foreign currency contracts	$512,594	$(404,783)

1  Statement of Assets and Liabilities location: Net unrealized appreciation on open forward foreign currency contracts

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the period ended April 30, 2016 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Forward foreign currency contracts	$1,221,026	$(15,050)

1  Statement of Operations location: Net realized gain (loss) on — Forward foreign currency contracts

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) on — Forward foreign currency contracts

The average volume of outstanding forward foreign currency contracts bought and sold measured at each month end and during the period ended April 30, 2016 was approximately $9,579,108 and $23,818,619, respectively.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2016.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivatives (Liabilities) Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Co.	$512,594	$(404,783)	$—	$—	$107,811
	$512,594	$(404,783)	$—	$—	$107,811

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivatives (Assets) Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Co.	$404,783	$(404,783)	$—	$—	$—
	$404,783	$(404,783)	$—	$—	$—

(a)  In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)  Net amount represents the net amount due from the counterparty in the event of default.

(c)  Net amount represents the net amount payable to the counterparty in the event of default.

10. Revolving Credit Facility

On March 11, 2016, the Fund renewed a senior secured revolving credit facility agreement (the “Credit Agreement”) with the Bank of Nova Scotia that allows it to borrow up to $100,000,000, reduced from $122,000,000, and to use the borrowings to make additional investments in the ordinary course of the Fund’s business, make dividends and distributions, and for general business purposes of the Fund. The loan is secured by a fully perfected first priority lien on all assets of the Fund capable of being pledged. Interest is charged at a rate equal to LIBOR for the applicable interest period plus a spread. There is a commitment fee for the unused portion on the facility. Commitment fees for the period ended April 30, 2016 totaled $18,642 and are included in the interest

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

expense and commitment fee line item in the Statement of Operations. At April 30, 2016, the Fund had borrowings outstanding under the Credit Agreement of $78,000,000 at an interest rate of 1.514%. For the period ended April 30, 2016, the average borrowings under the Credit Agreement and the average interest rate were $79,153,846 and 1.307%, respectively.

11. Principal Risks

CONFLICTS OF INTEREST RISK — Because the Investment Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Investment Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Investment Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Investment Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Investment Adviser have personal investments in certain accounts. The Investment Adviser has an incentive to favor these accounts over the Fund. Because the Investment Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. The Fund’s “20% overlap limit” policy, pursuant to which, at the time an investment is made by the Fund, the Fund’s portfolio will have no more than 20% overlap, on a market value basis, at the security specific level with the portfolio securities held by the private funds (in the aggregate) advised by the Investment Adviser or its affiliates, may have the same effect.

Conflicts of interest may arise where the Fund and other funds advised by the Investment Adviser or its affiliates (“Avenue funds”) simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Investment Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Investment Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Investment Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Investment Adviser between the

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

interests of the Fund and the portfolio company, in that the ability of the Investment Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

In the course of managing the Avenue funds or otherwise, the Investment Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for other clients, and the Investment Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

MARKET AND INTEREST RATE RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

RISKS OF CHANGES IN FIXED INCOME MARKET CONDITIONS — Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve has ended its Quantitative Easing, program and may begin to raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes, along with other economic, political or other factors, may cause the fixed income markets to experience increased volatility and reduced

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

liquidity, causing the value of the Fund’s investments and its NAV per share to decline. The Fund may also experience increased portfolio turnover, which will increase the costs that the Fund incurs and may further lower the Fund’s performance. Certain Fund investments may also be difficult to value during such periods. In addition, to the extent the Fund invests in derivatives tied to fixed income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.

While assets in fixed income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in market- marketing capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

LEVERAGE RISK — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase yield and distributions to Common Shareholders, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the likelihood of greater volatility of the net asset value and market price of, and distributions on, the Common Shares, and that the fluctuations in the interest rates on the borrowings may affect the yield and distributions to Common Shareholders. There can be no assurance that the Fund’s leverage strategy will be utilized or that, if utilized, it will be successful.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. As a result of the credit crises, in recent years, the risks of investing in certain foreign securities have increased dramatically. The credit crises and the ongoing efforts of governments around the world to address the crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell. Credit risk may also exist due to overcollateralization with certain brokers.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans generally are not registered with the SEC or any state commission and are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

RISKS OF SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it received from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed income markets.

RISKS OF SWAPS — The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the counterparty to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. If the Investment Adviser is incorrect in its forecast of market values, interest rates, currency exchange rates or counterparty risk, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

12. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•       Level 1 — Prices are determined using quoted prices in an active market for identical assets.

•      Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•        Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended April 30, 2016 sought to maximize the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued using inputs which include broker-dealer quotes or quotes received from independent pricing services that take into account quotes received from broker-dealers or other market sources pertaining to the issuer or security. The Fund may also engage a third party appraiser or other valuation techniques to value these securities. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker- dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the Schedule of Investments may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs

Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds & Notes	$—	$191,449,257	$536,347	$191,985,604
Senior Loans	—	40,705,746	2,127,893	42,833,639
Convertible Bonds	—	9,873,930	50,200	9,924,130
Municipal Bonds	—	845,000	—	845,000
Equity	20,771	5,802,841	32	5,823,644
Warrants	—	—	178,391	178,391
Repurchase Agreements	—	7,199,233	—	7,199,233
Other Financial Instruments
Forward Foreign Currency Contracts*	—	107,811	—	107,811

Total Asset Position	$20,771	$255,983,818	$2,892,863	$258,897,452

Investments in a Liability Position
Securities Sold Short	(1,444,784)	—	—	(1,444,784)
Total Liability Position	$(1,444,784)	$—	$—	$(1,444,784)

*  Other financial instruments such as forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

Quantitative Information about Level 3 Fair Value Inputs

	Fair Value At April 30, 2016	Valuation Technique	Unobservable Input	Range
Corporate Bonds and Notes	$536,347	Third-Party Vendor	Vendor quotes	$65.00 - $95.00
Senior Loans	$2,127,893	Third-Party Vendor	Vendor quotes	$2.58 - $50.00
Convertible Bonds	$50,200	Third-Party Vendor	Vendor quotes	$25.00
Warrants	$178,391	Black Scholes Option Pricing Model	Implied Volatility	42%

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Fund and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Fund’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate. The Committee is also responsible for monitoring the implementation of the pricing policies by the Fund and third parties which perform certain pricing functions in accordance with the pricing policies. The Investment Adviser is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Investment Adviser perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by the Committee.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Loans	Investments in Convertible Bonds	Investments in Corporate Bond and Notes	Investments in Warrants	Investments in Equity	Total
Beginning as of October 31, 2015	$3,330,890	$150,601	$5,401,750	$153,277	$—	$9,036,518
Cost of purchases	70,448	—	214,578	—	—	285,026
Proceeds from sales	(13,955)	—	(5,352,193)	—	—	(5,366,148)
Transfers to Level 3	2,155,696	—	445,213	—	37	2,600,946
Transfers from Level 3	—	—	—	—	—	—
Accrued discount (premium)	4,584	—	10,257	—	—	14,841
Realized gains (losses)	(125)	—	(725,710)	—	(115)	(725,950)
Change in net unrealized appreciation (depreciation)	(3,419,645)	(100,401)	542,452	25,114	110	(2,952,370)
Balance as of April 30, 2016	$2,127,893	$50,200	$536,347	$178,391	$32	$2,892,863

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2016*	$(3,419,293)	$(100,401)	$1,257,798	$25,114	$110	$(2,236,672)

*  Amount is included in the related amount on investments in the Statement of Operations

Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a decrease in the availability of significant observable inputs in determining the fair value of these investments.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

13. Other

On March 17, 2011, the Board approved a share repurchase program for the Fund. Under the repurchase program, the Fund is authorized to make open market purchases of its Common Shares as a measure to reduce any discount from net asset value in the market price of the Common Shares. The program authorizes the Fund to repurchase up to 10% of its outstanding Common Shares in any calendar year. The Fund is not required to make any such repurchases and there can be no assurances that it will. There also can be no assurances that any such repurchases would have the effect of reducing any discount from net asset value in the market price of the

Avenue Income Credit Strategies Fund

Notes to Financial Statements (concluded)

April 30, 2016 (unaudited)

Common Shares. The Fund’s ability to make repurchases will also be subject to regulatory requirements and to the Fund’s ability to liquidate portfolio investments to raise cash for such repurchases. For the period ended April 30, 2016 and year ended October 31, 2015, the Fund did not make any share repurchases.

14. Subsequent Events

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to, or disclosure, in the financial statements were noted.

The Fund declared the following dividends from net investment income subsequent to April 30, 2016:

Declaration Date	Amount per Share	Record Date	Payable Date	Type
May 2, 2016	$0.12	May 12, 2016	May 31, 2016	Income
June 1, 2016	$0.12	June 13, 2016	June 30, 2016	Income

Avenue Income Credit Strategies Fund

April 30, 2016 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.avenuecapital.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time its Common Shares in the open market.

Avenue Income Credit Strategies Fund

April 30, 2016 (unaudited)

Annual Meeting of Shareholders. On May 12, 2016, the Fund held its Annual Meeting of Shareholders (the “Meeting”) to consider and vote on the proposal set forth below. The following votes were recorded:

Proposal: The election of one Class II Trustee to the Board of Trustees for a term of three years to expire at the 2019 annual meeting of Shareholders, or special meeting in lieu thereof, and until her successor has been duly elected and qualified.

Election of Julie Dien Ledoux as a Class II Trustee of the Fund

	Shares Voted	Percentage of Shares Voted
For	10,797,806	94.9%
Withheld	581,085	5.1%

The terms of office of Joel Citron, Randolph Takian and Darren Thompson, the remaining members of the Board of Trustees, continued after the Meeting.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited)

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to the Plan Agent. Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

State Street Bank and Trust Company, as plan agent (the “Plan Agent”), serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share (plus expected commissions) on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant’s account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the net asset value per share exceeds the market price per share (plus expected commissions) at such time, the Plan Agent’s broker will buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent’s broker will have up to 30 days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent’s broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent’s broker may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent’s broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent’s broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited) (concluded)

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A shareholder who holds his shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open- market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant’s notice is received and processed by the Plan Agent not less than three business days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant’s Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon 90 days’ notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

Avenue Income Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreement

The Fund’s investment adviser is Avenue Capital Management II, L.P. (the “Investment Adviser”). The Investment Adviser is part of Avenue Capital Group, which comprises four registered investment advisers that have extensive expertise investing in stressed and distressed obligations throughout the world.

The Fund’s Board of Trustees (the “Board”) is legally required to review and approve the Investment Advisory Agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”) initially for a two-year period and annually thereafter.

The Board, including each of the Trustees who are not “interested persons” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuance of the Investment Advisory Agreement at an “in person” meeting held on December 10, 2015 (the “Meeting”). The Independent Trustees met in executive session separate from representatives of the Investment Adviser for the purpose of considering the continuance of the Investment Advisory Agreement. Prior to the Meeting, the Board had received a memorandum describing their duties and responsibilities as the Trustees in connection with their consideration and approval of the Investment Advisory Agreement. The Board had received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials prepared by the Investment Adviser and a report prepared by a third party data provider comparing fee, expense and performance information to a collection of registered closed-end funds believed by the Investment Adviser and/or such third party to have comparable investment objectives and strategies (the “Peer Funds”). The Independent Trustees also were given the opportunity to, and did, ask specific questions related to the materials and other relevant matters, the responses to which were addressed prior to or at the Meeting.

In deciding whether to approve the continuance of the Investment Advisory Agreement, the Board considered various factors, including (1) the nature, extent and quality of the services provided by the Investment Adviser under the Investment Advisory Agreement, (2) the investment performance of the Fund and the Investment Adviser, (3) the costs of the services and the profits realized by the Investment Adviser from its relationship with the Fund, (4) the extent to which economies of scale might be realized if and as the Fund grows and whether the fee levels in the Investment Advisory Agreement reflect these economies of scale, and (5) a comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients of the Investment Adviser or its affiliates.

1. Nature, Extent and Quality of the Services to be provided to the Fund under the Investment Advisory Agreements

In considering the nature, extent and quality of the services provided by the Investment Adviser, the Board members relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. They noted that under the Investment Advisory Agreement, the Investment Adviser is responsible for managing the Fund’s investments in accordance with the Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the instructions of the Board, for providing necessary and appropriate reports and information to the Board, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. The Board noted that the Investment Adviser also provides the Fund with necessary offices, facilities and equipment and coordinates and oversees the provision of services to the Fund by other service providers.

The Board considered and reviewed the background and experience of the Adviser’s personnel, referring to particular information provided by the Investment Adviser prior to the Meeting, including organizational charts

Avenue Income Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreement (continued)

and personnel biographies. The Board reviewed the background and experience of the Investment Adviser’s senior management, including those individuals responsible for the investment and compliance and operations with respect to the Fund’s investments. They also considered the Investment Adviser’s resources with respect to investment research and risk management, as well as the Investment Adviser’s compliance, legal, accounting and operational capabilities. The Independent Trustees noted their consideration of the Investment Adviser’s financial stability, referring to its consolidated financials included on Form ADV, as provided by the Investment Adviser prior to the Meeting. Additionally, the Board considered the Fund’s investment performance in its review of the Investment Adviser’s services to the Fund. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Investment Adviser to the Fund were appropriate, and had been of high quality and could be expected to remain so.

2. Performance of the Fund and the Investment Adviser

The Board reviewed performance metrics completed by the Investment Advisor and the third party data provider and considered the short-term and long-term performance of the Fund under the management of the Investment Adviser on an absolute basis and in comparison to the Peer Funds. The Board reviewed the Fund’s performance for the one-, two-, three- and four- year periods ended September 30, 2015. It noted that the Fund had underperformed the Peer Funds average over the one-, two- and three-year periods, ranking in the fifth quintile of Peer Funds during those periods. The Board also noted that the Fund slightly outperformed the Peer Funds average over the four-year period, ranking in the third quintile. The Board also observed that the Fund had underperformed an index comprised of leveraged, closed-end high yield bond funds for each of the periods and discussed with the Investment Adviser differences between the Fund and the funds in the index. The Board also considered the Investment Adviser’s rationale for including among the Peer Funds certain funds not included in the peer group compiled by the third party data provider, as well as the third party data provider’s reasons for not selecting these funds. The Investment Adviser also discussed with the Board the contributors and detractors to the Fund’s performance during the period, as well as the Investment Adviser’s outlook for the markets in general and the Fund in particular. The Board noted the Investment Adviser’s goal of delivering strong performance over the long term, and the importance of evaluating performance not just over the most recent year, but over multiple years as well, particularly given the nature of the markets in which the Fund operates. The Board determined that, in light of the considerations noted above, the Fund’s performance was satisfactory.

3. The Costs of the Services and the Profits Realized from its Relationship with the Fund

The Board reviewed and considered the investment management fee (“Management Fee”), payable monthly by the Fund to the Investment Adviser under the Investment Advisory Agreement at an annual rate of 1.25% of the Fund’s average daily Managed Assets during each month, as well as the Fund’s total expense ratio.

In order to better evaluate the Management Fee and total expenses, the Board compared the Fund’s fees and expenses to those of a group of Peer Funds with asset levels comparable to those of the Fund (the “Peer Expense Group”). The Board noted that the Fund’s management fees and total expenses, at common and leveraged asset levels, were higher than the Peer Expense Group median, ranking in the fifth quintile of the Peer Expense Group in each category. The Board also took into account the impact of leverage levels on the Fund’s fees and expenses. In addition, the Board considered the Fund’s expense reimbursement agreement with the Investment Adviser. As discussed further below, the Board also compared the Management Fee to the fees paid by the Investment Adviser’s other clients, including a registered open-end investment company (the “Open-End Fund”) and private funds managed by the Investment Adviser or its affiliates. Following its review, the Board concluded that while

Avenue Income Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreement (continued)

the Management Fee of the Fund was on the high side compared to the Peer Expense Group, it was acceptable in light of the nature, extent and quality of services provided to the Fund.

The Board considered the profitability to the Investment Adviser of its relationship with the Fund. The Board had been provided with data on the Investment Adviser’s profitability with respect to the Investment Advisory Agreement. The Investment Adviser discussed with the Board its cost allocation methodology and the reasons why the Investment Adviser believed it to be reasonable. The Board considered the Investment Adviser’s statement, among other things, that the costs of certain services shared by the Fund and other clients of the Investment Adviser and its affiliates were not allocated to the Fund. The Board also examined the level of profits that could be expected to accrue to the Investment Adviser from the fees payable under the Investment Advisory Agreement and any expense subsidization undertaken by the Investment Adviser. After discussion and analysis, the Board concluded that, to the extent that the Investment Adviser’s relationship with the Fund had been profitable, the profitability was in no case such as to render the Management Fee excessive.

The Board considered other intangible “fall-out” benefits expected to be received by the Investment Adviser and its affiliates as a result of the Investment Adviser’s relationship with the Fund, including potential reputational value, in consideration of the Management Fee. The Board concluded that, to the extent the Investment Adviser or its affiliates derive other benefits from its relationship with the Fund, those benefits are not so significant as to render the Investment Adviser’s fees excessive.

4. The Extent to which Economies of Scale might be Realized if and as the Fund Grows and Whether the Fee Levels in the Investment Advisory Agreement Reflect these Economies of Scale for the Benefit of the Fund’s Shareholders

The Board noted that the Fund, as a closed-end fund, is not expected to have regular inflows of that could be expected to produce economies of scale to the Investment Adviser. They also noted, however, that the Fund’s rights offerings completed in 2012 and 2013 had contributed to a decrease in expenses (as a percentage of overall assets). The Board noted that while the Fund’s expenses have decreased as the Fund’s assets have increased, the Fund’s Management Fee level does not, itself, reflect economies of scale achieved by the Fund, as the Management Fee is stated a fixed percentage of the Fund’s assets. With that, the Board considered that the Investment Adviser was a relatively new entrant to the closed-end fund market and the significant risks and expenses the Investment Adviser undertook in entering the market. The Board also noted that the Investment Adviser had only recently begun to recoup the investment it had made in its relationship with the Fund.

5. Comparison of Services Rendered and Fees Paid to Those Under Other Investment Advisory Contracts, Such as Contracts of the Same and Other Investment Advisers or Other Clients

The Board compared the Management Fee to the fees paid by the Investment Adviser’s other clients, including the Open-End Fund and private funds managed by the Investment Adviser or its affiliates. The Board noted that the Management Fee was less than the fees charged to most of the private funds by the Investment Adviser (or its affiliates), and discussed the various differences between the Fund and the Private Funds. The Board also noted that the Management Fee was higher than the fee charged to the Open-End Fund, and considered the Investment Adviser’s explanation that this difference in fees was due to the differences between the Fund and the Open-End Fund, including differing investment objectives and strategies and the use of leverage by the Fund, as well as the Investment Adviser’s evaluation of the market for investment advisory services at the time each of the Fund and the Open-End Fund were being organized. The Board also considered the services rendered and fees paid under the Investment Advisory Agreement compared to those under the Investment Adviser’s other advisory contracts

Avenue Income Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreement (concluded)

with its other clients. The Board determined that on a comparative basis the Management Fee under the Advisory Agreement were reasonable in relation to the services provided.

Approval of the Investment Advisory Agreement

The Board, and the Independent Trustees separately, approved the continuance of the Fund’s Investment Advisory Agreement with the Investment Adviser after weighing the foregoing factors. No single factor was cited as determinative to the decision of the Board. They reasoned that the nature and extent of the services provided by the Investment Adviser were of a high quality, that the performance of the Fund had been satisfactory in light of the nature of the markets in which the Fund operates, and that the Investment Adviser could be expected to continue to provide services of that caliber in the future. As to the Management Fee, the Board determined that the fee, considered in relation to the services provided, were fair and reasonable and reflect what could have been negotiated as the result of arm’s length bargaining, that the Investment Adviser’s relationship with the Fund was not so profitable as to render the fee excessive and that any additional benefits to the Adviser were not of a magnitude that materially affected the Board’s deliberations.

Avenue Income Credit Strategies Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Investment Adviser is 399 Park Avenue, 6th Floor, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Investment Adviser or its affiliates as of the date of this Annual Report. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-525-7330.

Interested Trustee(1)(2)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years

Randolph Takian (41) 399 Park Avenue, 6th Floor New York, NY 10022	President, Chief Executive Officer and Trustee	Since October 2010	Vice President of Boulevard Acquistion Corp. II, a blank check company and an affiliate of Avenue Capital Group (since 2015). President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (since March 2012); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010).	2	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Avenue Income Credit Strategies Fund

Trustees and Officers (continued)

Independent Trustees(1)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years

Joel Citron (53) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee (Chairman)	Since December 2010	Chairman of the Board of Trustees of Avenue Mutual Funds Trust (since May 2012); Chief Investment Officer/Managing Member of TAH Management/TAH Capital Partners, a private investment management firm (since 2009), and CEO of Tenth Avenue Holdings, a related holding company (since 2008).	2

Director of Boulevard Acquisition Corp. II, a blank check company, and an affiliate of Avenue Capital Group (since 2015); Chairman of the Board of Evolution Gaming AB, an online gaming developer (since 2015); Director of Hello Products LLC, a consumer package goods company (since 2013); Chairman of Tenth Avenue Commerce, an e-commerce company (since 2010); Director of Attivio, Inc., a software company (since 2009); Director of Starfall Education Foundation; President of the Board of The Heschel School; Board of Councilors Member of Shoah Foundation at the University of Southern California. Formerly, Chairman of Oasmia AB, a Swedish publicly traded biotech company (from 2011 to 2015); and Director of Boulevard Acquisition Corp., a blank check company and an affiliate of Avenue Capital Group (from 2014 to 2015).

Darren Thompson (52) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since December 2010	Trustee of Avenue Mutual Funds Trust (since May 2012); Senior Advisor, RailField Partners, LLC (private investment and advisory firm) (since 2012). Formerly, Executive Vice President of Strategy and Chief Financial Officer, B2R Finance, L.P. (a commercial real estate financing provider) (2015-2016).	2

Director of Boulevard Acquisition Corp II., a blank check company, and an affiliate of Avenue Capital Group (since 2015) Formerly, Director of Boulevard Acquisition Corp., a blank check company and an affiliate of Avenue Capital Group (from 2014 to 2015).

Avenue Income Credit Strategies Fund

Trustees and Officers (concluded)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years

Julie Dien Ledoux (46) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since December 2010	Trustee of Avenue Mutual Funds Trust (since May 2012).	2	Board Member and on the Executive Committee of Treadwell Farms Historic District Association f/k/a East Sixties Property Owners Association, a nonprofit neighborhood group.

Principal Officers who are not Trustees

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Stephen M. Atkins (50) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since September 2012	Treasurer and Chief Financial Officer of Avenue Mutual Funds Trust (since September 2012); Senior Vice President of Avenue Capital Group, an investment management firm (since December 2010).

Jeffrey J. Gary (53) 399 Park Avenue, 6th Floor New York, NY 10022	Vice President	Since September 2012

Vice President and Portfolio Manager of Avenue Mutual Funds Trust (since May 2012); Portfolio Manager of Avenue Income Credit Strategies Fund (November 2012); Senior Portfolio Manager of Avenue Capital Group, an investment management firm (since 2012).

Ty Oyer (44) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since December 2010

Secretary of Avenue Mutual Funds Trust (since May 2012); and Deputy Chief Compliance Officer (since January 2011) and Compliance Manager of Avenue Capital Group, an investment management firm (since 2008).

Eric Ross (46) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since December 2010	Chief Compliance Officer of Avenue Mutual Funds Trust (since May 2012); Chief Compliance Officer of Avenue Capital Group, an investment management firm (since 2006).

(1)           “Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those Trustees who are “interested persons” of the Fund.

(2)           Mr. Takian is an “Interested Trustee” due to his employment with the Investment Adviser.

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Avenue Income Credit Strategies Fund
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees
Joel Citron, Chairman of the Board
Julie Dien Ledoux
Randolph Takian
Darren Thompson

Officers	Avenue Income Credit Strategies Fund
Randolph Takian
Principal Executive Officer and President
Stephen M. Atkins
Treasurer and Principal Financial Officer
Jeffrey J. Gary
Vice President
Eric Ross
Chief Compliance Officer
Ty Oyer
Secretary

Investment Adviser
Avenue Capital Management II, L.P.
399 Park Avenue, 6th Floor	SEMI-ANNUAL REPORT April 30, 2016
New York, New York 10022

Administrator and Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Dividend Paying Agent, Transfer Agent
and Registrar
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable to semi-annual reports.

Item 6.  Schedule of Investments

(a)                                 Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)           Not applicable to semi-annual reports.

(b)           Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)      Not applicable to semi-annual reports.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)  No written solicitations to purchase securities under Rule 23c-1 under the 1940 Act were sent or given during the period covered by this report by or on behalf of the Registrant to ten or more persons.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Income Credit Strategies Fund

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date:	July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	July 8, 2016